Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

AND AMENDMENT NO. 2 TO GUARANTY AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement and Amendment No. 2 to Guaranty Agreement (this “Agreement”) dated as of May 16, 2007 is made by and among PRECISION CASTPARTS CORP., an Oregon corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of October 14, 2005, as amended by Amendment No. 1 and Waiver to Credit Agreement dated as of November 16, 2005, as further amended by Amendment No. 2 and Waiver to Credit Agreement dated as of December 16, 2005 and as further amended by Amendment No. 3 and Waiver to Credit Agreement dated as of January 31, 2006 (as so amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it and the Guarantors desire to amend certain provisions of the Credit Agreement and the Guaranty as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The grid set forth in the definition of “Applicable Rate” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

Applicable Rate

Pricing Level	Debt Ratings S&P/Moody’s	Facility Fee	Utilization Fee	Eurodollar Rate + Letters of Credit
1	BBB+ / Baa1 or better	0.080%	0.050%	0.270%
2	BBB / Baa2	0.100%	0.050%	0.350%
3	BBB- / Baa3	0.125%	0.075%	0.500%
4	BB+ / Ba1	0.150%	0.125%	0.600%
5	BB / Ba2 or worse	0.250%	0.250%	0.750%

(b) The definition of “Obligations” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“ ‘Obligations’ means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower or any Subsidiary arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, or arising under any Related Credit Arrangement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.”

(c) The definition of “Threshold Amount” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“ ‘Threshold Amount’ means $50,000,000.”

(d) The definition of “Revolving Credit Maturity Date” in Section 1.02 of the Credit Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“ ‘Revolving Credit Maturity Date’ means (a) May 16, 2012 (subject to extension in accordance with Section 2.15 hereof) or (b) such earlier date upon which the Aggregate Revolving Credit Commitments may be terminated in accordance with the terms hereof.”

(e) The following new definitions are hereby added to Section 1.02 of the Credit Agreement in their proper alphabetical order:

“ ‘Related Credit Arrangements” means, collectively, Related Swap Contracts and Related Treasury Management Arrangements.”

‘Related Treasury Management Arrangements” means all arrangements for the delivery of services pursuant to any Treasury Management Agreement to or for the benefit of the Borrower or any Subsidiary which are entered into or maintained with a Lender or Affiliate of a Lender and which are not prohibited by the express terms of the Loan Documents.

‘Treasury Management Agreement’ means any agreement governing the provision of treasury or cash management services, including deposit accounts, credit or debit cards, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services.”

(f) Section 2.09(b) of the Credit Agreement is hereby amended by:

(i) deleting the phrase “equal to 0.125%” therein and replacing it with “equal to the Applicable Rate” in lieu thereof, and

(ii) deleting the sentence “The Utilization Fee shall be calculated quarterly in arrears” therein and replacing it with “The Utilization Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.” in lieu thereof.

(g) Section 2.14(a) of the Credit Agreement is hereby amended by deleting the reference to “$250,000,000” therein and replacing it with “$500,000,000” in lieu thereof.

(h) The following new Section 2.15 is hereby added to the Credit Agreement:

“2.15 Extension of Revolving Credit Maturity Date.

(a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) request that each Lender extend such Lender’s Revolving Credit Maturity Date for an additional year from the then-existing Revolving Credit Maturity Date, such request to be made (i) in the event of the first extension option, not earlier than 60 days and not later than 45 days prior to May 16, 2008 (the “First Extension Date”), and (ii) in the event of the second extension option, not earlier than 60 days and not later than 45 days prior to May 16, 2009 (the “Second Extension Date” and together with the First Extension Date, the “Extension Dates”).

(b) Lender Elections to Extend. In case of a request for extension at either Extension Date, each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the “Notice Date”) that is 25 days prior to the applicable Existing Revolving Credit Maturity Date, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Revolving Credit Maturity Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree.

(c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section no later than the date 20 days prior to the applicable Extension Date (or, if such date is not a Business Day, on the next preceding Business Day).

(d) Additional Commitment Lenders. The Borrower shall have the right to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”) as provided in Section 3.08; provided that (i) the Borrower shall offer the Revolving Credit Commitments of Non-Extending Lenders first to Extending Lenders (defined below), it being understood no Extending Lender shall have an obligation to take any such Non-Extending Lender’s Revolving Credit Commitment, and (ii) each of such Additional Commitment Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Lender shall, effective as of the applicable Extension Date, undertake a Revolving Credit Commitment (and, if any such Additional Commitment Lender is already a Lender, its Revolving Credit Commitment shall be in addition to such Lender’s Revolving Credit Commitment hereunder on the date of such assignment).

(e) Minimum Extension Requirement. If (and only if) the total of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Revolving Credit Maturity Date (each, an “Extending Lender”) and the additional Revolving Credit Commitments of the Additional Commitment Lenders shall be more than 50% of the Aggregate Revolving Credit Commitments in effect immediately prior to the applicable Extension Date, then, effective as of the applicable Extension Date, the Revolving Credit Maturity Date of each Extending Lender and of each Additional Commitment Lender shall be extended to the date falling one year after the then-existing Revolving Credit Maturity Date (except that, if such date is not a Business Day, such Revolving Credit Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.

(f) Conditions to Effectiveness of Extensions. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated on or prior to the applicable Extension Date (in sufficient copies for each Extending Lender and each Additional Commitment Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of the Borrower, certifying that, before and after giving effect to such extension (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the date of such certificate, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively of Section 6.01, and (B) no Default exists. In addition, on the Revolving Credit Maturity Date of each Non-Extending Lender, the Borrower shall prepay any Revolving Loans outstanding on such date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep outstanding Revolving Loans ratable with any revised Pro Rata Shares of the respective Lenders effective as of such date.

(g) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Section 2.13 or 10.01 to the contrary.”

(i) Section 3.08 of the Credit Agreement is hereby amended by deleting the “or” immediately prior to clause (c) thereof, and inserting the following subsection (d) immediately prior to the definition of “Restricted Lender” contained therein:

“, or (d) fails to consent to an extension of the Maturity Date properly requested pursuant to Section 2.15”

(j) Section 5.15 of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following:

“As of the Closing Date, the Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.”

(k) The reference in the second parenthetical in the lead-in to Article VI of the Credit Agreement to “Related Swap Contracts” is hereby replaced with “Related Credit Arrangements” in lieu thereof.

(l) The reference in the second parenthetical in the lead-in to Article VII of the Credit Agreement to “Related Swap Contracts” is hereby replaced with “Related Credit Arrangements” in lieu thereof.

(m) Section 7.08 of the Credit Agreement, and the accompanying Schedule 7.08, are hereby deleted in their entirety, without replacement thereof.

(n) Section 7.10(a) of the Credit Agreement is hereby amended by inserting the following proviso at the end of such section:

“; provided that if at any time after the payment in full and termination of the Private Notes, and if at such time there is no other Indebtedness replacing the Private Notes containing a consolidated net worth covenant, the Debt Rating is either BBB+ or higher by S&P or Baa1 or higher by Moody’s, then in such case this covenant shall at such time and at all times thereafter cease to apply.”

(o) Section 8.01(h) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(h) Judgments. There is entered against the Borrower or any Subsidiary (i) a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are appropriately commenced by any creditor upon such judgment or order, or (B) there is a period of ten consecutive days during which either (x) such judgment is not discharged or (y) a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or”

(p) Section 8.03 of the Credit Agreement is hereby amended by deleting the paragraphs labeled “Second”, “Third” and “Fourth” therein in their entirety and replacing such paragraphs with the following:

“Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings and Obligations arising under Related Credit Arrangements, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;”

(q) Section 8.03 of the Credit Agreement is hereby amended by deleting the paragraph labeled “Sixth” contained therein, without any replacement thereof, and re-labeling the paragraph labeled “Seventh” contained therein as “Sixth” in lieu thereof.

(r) Section 8.03 of the Credit Agreement is hereby amended by adding the following paragraph at the end of such section:

“Notwithstanding the foregoing, Obligations arising under Related Credit Arrangements shall be excluded from the application described above unless the Administrative Agent has received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender or Affiliate of Lender, as the case may be, of (A) the existence of such Related Credit Arrangement, and (B) the sums due to the applicable Lender or Affiliate of a Lender, as the case may be, on the date any such amounts are applied pursuant to this Section 8.03. Each Affiliate of a Lender not a party to the Credit Agreement who obtains the benefit of the foregoing provision or any collateral by virtue of the provisions hereof or of the Guaranty shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party to the Credit Agreement.

2. Amendments to Guaranty. Subject to the terms and conditions set forth herein, the Guaranty is hereby amended as follows:

(a) The parenthetical in the initial paragraph of the Guaranty setting forth the definition of “Secured Parties” is hereby deleted in its entirety and replaced with the following:

“(collectively with the Administrative Agent, and certain other Persons parties to Related Credit Arrangements as more particularly described in Section 19 hereof, the ‘Secured Parties’)”

(b) Subpart (c) of the definition of “Borrower’s Liabilities” contained in Section 1 of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(c) the prompt payment in full, when due or declared due and at all such times, of obligations and liabilities of the Borrower or any Subsidiary now or hereafter arising under Related Credit Arrangements.”

(c) Subpart (iii) of the definition of “Facility Termination Date” contained in Section 9(c) of the Guaranty is hereby deleted in its entirety and replaced with the following:

“(iii) the obligations and liabilities of the Borrower and each Subsidiary under all Related Credit Arrangements shall have been fully, finally and irrevocably paid and satisfied in full and the Related Credit Arrangements shall have expired or been terminated, or other arrangements satisfactory to the counterparties thereto or the providers thereof shall have been made with respect thereto;”

(d) Section 19 of the Guaranty is hereby deleted in its entirety and replaced with the following:

“19. Related Credit Arrangements. All obligations of the Borrower or any Subsidiary under Related Credit Arrangements to which any Lender or its Affiliates are a party shall be deemed to be Borrower’s Liabilities, and each Lender or Affiliate of a Lender party to any such Related Credit Arrangement shall be deemed to be a Secured Party hereunder with respect to such Borrower’s Liabilities; provided, however, that such obligations shall cease to be Borrower’s Liabilities at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a ‘Lender’ under the Credit Agreement.”

(e) The reference in the final recitals to the Guaranty Joinder Agreement, attached as Exhibit A to the Guaranty, to a “Related Swap Contracts” is hereby amended to refer to “Related Credit Arrangements” in lieu thereof.

3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement and the Guaranty herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) four (4) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and each of the Lenders (after giving effect to the provisions of Paragraph 13 of this Agreement);

(ii) resolutions of the Board of Directors of the Borrower and of each Guarantor, in each case authorizing the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of Borrower; and

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent and the fees provided in that certain fee letter among Bank of America, Banc of America Securities LLC and the Borrower dated as of April 17, 2007) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower and each other Loan Party in Article V (other than the representation and warranty in Section 5.05(c)) of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) No Default or Event of Default has occurred and is continuing.

6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement, the Guaranty and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic format (including .tif or .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby. All references in any of the Loan Documents to the “Guaranty” shall mean the Guaranty, as amended hereby.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

13. Revolving Credit Commitments. With effect from and including the date of the effectiveness of this Agreement in accordance with Paragraph 3 hereof, the Revolving Credit Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the revised Schedule 1.01(a) to the Credit Agreement set forth on Exhibit A to this Agreement (the “Revised Allocation Schedule”), which shall replace the existing Schedule 1.01(a) to the Credit Agreement. Any Lender under the Credit Agreement prior to the effectiveness of this Agreement that does not appear on the Revised Allocation Schedule (each, a “Departing

Lender”) shall, upon the effectiveness of this Agreement in accordance with Paragraph 3 hereof, cease to be a Lender under the Credit Agreement and all accrued fees and other amounts payable under the Credit Agreement for the account of each Departing Lender (it being understood that as of the date hereof, there are not Outstanding Amounts of Revolving Loans) shall be due and payable on such date; provided that the provisions of Sections 3.01, 3.04, 3.05 and 10.04 shall continue to inure to the benefit of each Departing Lender with respect to facts and circumstances occurring prior to the effectiveness of this Agreement as if an assignment had been made pursuant to Section 10.06(b) of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

PRECISION CASTPARTS CORP.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

GUARANTORS:

PCC STRUCTURALS, INC.

PCC AIRFOILS LLC.

By:	Precision Castparts Corp., its sole member

PCC SPECIALTY PRODUCTS, INC.

J&L FIBER SERVICES, INC.

ADVANCED FORMING TECHNOLOGY, INC.

WYMAN-GORDON COMPANY

PRECISION FOUNDERS INC.

WYMAN-GORDON FORGINGS (CLEVELAND), INC.

WYMAN-GORDON FORGINGS, INC.

WYMAN-GORDON INVESTMENT CASTINGS, INC.

SPS TECHNOLOGIES, LLC

By:	Precision Castparts Corp., its sole member and sole manager

CARMET INVESTORS, INC.

CARMET COMPANY

WG WASHINGTON STREET LLC

By:	Wyman-Gordon Company, its sole member and sole manager

INTERNATIONAL EXTRUDED PRODUCTS, LLC

By:	Precision Castparts Corp., its sole member

CANNON-MUSKEGON CORPORATION

GREENVILLE METALS, INC.

GREER STOP NUT, INC.

HOWELL PENNCRAFT, INC.

M. ARGUESO & CO., INC.

METALAC FASTENERS, INC.

NSS TECHNOLOGIES, INC.

SPS INTERNATIONAL INVESTMENT COMPANY

SPS TECHNOLOGIES WATERFORD COMPANY

UNBRAKO, LLC

By:	SPS Technologies, LLC, Manager Member

By:	Precision Castparts Corp., its sole member and sole manager

AVIBANK MFG., INC.

SPECIAL METALS CORPORATION

HUNTINGTON ALLOYS CORPORATION

A-1 WIRE TECH, INC.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

CITIBANK, N.A.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

MIZUHO CORPORATE BANK (USA)

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

PNC BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

SUNTRUST BANK

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

WELLS FARGO BANK, N.A.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

SOCIÉTÉ GÉNÉRALE

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

THE BANK OF NEW YORK

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

THE BANK OF TOKYO-MITSUBISHI UFJ, LIMITED

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

BANK OF CHINA

By:
Name:
Title:

Precision Castparts Corp.

Amendment No. 4 to Amended and Restated Credit Agreement

and Amendment No. 2 to Guaranty Agreement

Signature Pages

EXHIBIT A

(to Amendment No. 4 to Credit Agreement and Amendment No. 2 to Guaranty Agreement)

Schedule 1.01(a) to Credit Agreement

REVOLVING CREDIT COMMITMENTS AND PRO RATA SHARES

Lender	Revolving Credit Commitment	Pro Rata Share
Bank of America, N.A.	$100,000,000	10.000000000%
Citibank, N.A.	$90,000,000	9.000000000%
Wachovia Bank, National Association	$90,000,000	9.000000000%
Mizuho Corporate Bank (USA)	$75,000,000	7.500000000%
JPMorgan Chase Bank, N.A.	$60,000,000	6.000000000%
Keybank National Association	$60,000,000	6.000000000%
PNC Bank National Association	$60,000,000	6.000000000%
SunTrust Bank	$60,000,000	6.000000000%
U.S. Bank National Association	$60,000,000	6.000000000%
Wells Fargo Bank, N.A.	$60,000,000	6.000000000%
Société Générale	$60,000,000	6.000000000%
The Bank of New York	$50,000,000	5.000000000%
The Bank of Nova Scotia	$50,000,000	5.000000000%
The Bank of Tokyo-Mitubishi UFJ, Limited	$50,000,000	5.000000000%
Union Bank of California, N.A.	$50,000,000	5.000000000%
Bank of China	$25,000,000	2.500000000%

Total	$1,000,000,000	100.000000000%

Revised Schedule 1.01(a) to Credit Agreement